Filed Pursuant to Rule 497(d)


                          INVESCO UNIT TRUSTS, SERIES 1722

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2017-1

                          Supplement to the Prospectus

As a result of a previously announced spinoff, on February 1, 2017, holders of Biogen, Inc. ("BIIB") shares received one share of Bioverativ, Inc. ("BIVV") common stock for every two shares of BIIB common stock held as of the close of business on January 17, 2017.

Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of both BIIB and BIVV.

Supplement Dated: February 3, 2017